Parnassus Funds Quarterly Report

September 30, 2020

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.parnassus.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-999-3505 or by sending an email request to shareholder@parnassus.com.

You may elect to receive all future reports in paper copies free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-999-3505 or send an email request to shareholder@parnassus.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper copies of reports will apply to all funds held in your account if you invest through your financial intermediary.

This report must be preceded or accompanied by a current fund prospectus.

Mutual fund investing involves risk, including the potential for loss of principal.

There are no assurances the Fund’s investments objectives and ESG strategies will be successful.

Quarterly Report • Q3 2020

November 6, 2020

Dear Shareholder,

The third quarter saw a continuation of the record-breaking recovery in financial markets from the March lows. Stocks were especially strong, with the S&P 500 Index and the Russell Midcap Index gaining 8.93% and 7.46%, respectively. As has been the case all year, the technology-heavy NASDAQ Composite outpaced the broader market, with a total return of 11.24%.

Our best performer for the quarter is our flagship offering, the Parnassus Core Equity Fund – Investor Shares, which returned 11.40%. Todd Ahlsten has been at the helm of this strategy for almost two decades, and he continues to do an excellent job as lead portfolio manager, while also serving admirably as the firm’s Chief Investment Officer (CIO). In the latter role, Todd oversees the firm’s investment risk management activities. Just as important, Todd as CIO is our investment team’s culture champion and head coach. His efforts to connect with our team members in one-on-one or small group virtual meetings has been critical to our success this year. Todd is tireless, inspiring and kind, and its one of my greatest joys to work with him on the Parnassus Core Equity Fund and in general management.

Promotions

Speaking of leadership, I have great news to share about Matt Gershuny and Lori Keith, the two portfolio managers of our growing Parnassus Mid Cap Fund. Matt was formerly director of research, and he is now our deputy chief investment officer. With this promotion, Matt is working more closely with Todd to execute the CIO’s responsibilities. Matt has proven himself to be excellent at investing, client service and general management. I’m confident that with this promotion, he’ll continue to grow and find new ways to contribute to our team.

Lori Keith is now our director of research. Even though she was promoted just a few months ago, Lori is already doing a great job serving the team in this important management role. Lori and I started at Parnassus in the same year, 2005, and it’s been a pleasure to work with her for a decade and a half. Lori is a fantastic investor, as evidenced by the success of the Parnassus Mid Cap Fund, which she co-manages with Matt Gershuny. Lori is also one of the firm’s most active public speakers and is especially sought-after for her views on responsible investing. I’m excited to see how Lori will make our team better in her new leadership role.

Interns

We had two research interns helping our team during the third quarter, both students at Stanford University. Michele Holtkamp is pursuing a master’s degree in sustainability science and practice. She recently graduated with a bachelor’s degree in management science and engineering from Stanford, where she was the team captain of the Division I lightweight rowing team, a three-time national champion, an Academic All-American athlete, and an active member of the Stanford Women in Business VC and Entrepreneurship team.

Quarterly Report • Q3 2020

Jira Smith is an undergraduate studying human biology and economics at Stanford. She served as president of the Women’s Club Basketball team, Community Service Chair of the Black Student Union (BSU), and the team captain of Coaching Corps, which promotes sports among low-income kids. Jira co-founded Brainstream Tutoring at Georgia Tech’s startup incubator.

Thank you all for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Quarterly Report • Q3 2020

Parnassus Core Equity Fund

As of September 30, 2020, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $51.05. After taking dividends into account, the total return for the third quarter was a gain of 11.40%. This compares to a total return of 8.93% for the S&P 500 Index (“S&P 500”) and a gain of 5.37% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). Year to date, the Parnassus Core Equity Fund – Investor Shares posted a gain of 9.10% versus a return of 5.57% for the S&P 500 and a loss of 7.97% for the Lipper average.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund outperformed the Lipper average for all periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	15.94	14.52	13.93	13.64	0.86	0.86

Parnassus Core Equity Fund – Institutional Shares	16.21	14.77	14.17	13.87	0.63	0.63

S&P 500 Index	15.15	12.28	14.15	13.74	NA	NA

Lipper Equity Income Funds Average	-2.02	4.14	8.17	9.40	NA	NA

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 11.05%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020 (As Amended and Restated Effective as of August 5, 2020), Parnassus Investments has contractually agreed to limit total operating expenses to 0.86% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

The Parnassus Core Equity Fund – Investor Shares had a strong gain of 11.40% for the third quarter and significantly outperformed the 8.93% return for the S&P 500. The Fund had a fantastic quarter and its year-to-date gain of 9.10% also exceeds the S&P 500’s 5.57% return. Overall, stock selection and sector allocation were both positive during the third quarter, adding 122 and 148 basis points, respectively. (One basis point is 1/100th of one percent.) The Fund’s strongest stock selection was in the industrials sector, while stock selection was negative within the information technology sector this quarter. We are especially pleased that our industrial holdings, which hurt us last quarter, bounced back with strong gains.

Our three worst-performing stocks each trimmed at least 20 basis points off the Fund’s NAV. Intel, a leading provider of semiconductor chips, reduced the Fund’s return by 32 basis points as the stock’s total return was negative 12.9%.* The company reported strong results, but they were overshadowed by a delay in its leading-edge 7 nanometer products. Despite the poor execution, we believe Intel will continue to play a critical role in the computing ecosystem, and we find the shares attractive at the current valuation.

Cisco, the leading provider of enterprise networking solutions, reduced the Fund’s return by 28 basis points, as the stock returned negative 14.9%. Company management provided lower-than-expected guidance for the fourth quarter while announcing the departure of their CFO. Cisco’s enterprise campus sales are being significantly impacted by the current work-from-home dynamics. We believe this end-market will recover, and think the shares continue to offer a compelling opportunity.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • Q3 2020

Gilead subtracted 22 basis points from the Fund’s return, as the stock fell 17.0% for the quarter. While management increased guidance, primarily due to hopes for Gilead’s COVID-19 drug Remdesivir, enthusiasm for the drug decreased as testing continues to improve and vaccine development continues. Additionally, the FDA issued a letter requesting more data for the company’s rheumatoid arthritis therapy, Filgotinib. Finally, Gilead announced the $21 billion acquisition of Immunomedics. While expensive, this acquisition provides a significant boost to Gilead’s growing oncology franchise.

Two of the Fund’s top three winners were industrial holdings. Shares of transportation provider FedEx took flight, earning a total return of 79.9% and contributing 180 basis points to the Fund’s return. Their domestic ground segment shifted into high gear during the quarter and delivered record revenues as the pandemic-induced surge in e-commerce shopping led to a sharp acceleration in parcel shipments. In addition, FedEx operates the world’s largest air freight network, and profits surged as its freighters were full and pricing rose. Belly-space in passenger planes accounted for more than 50% of cargo capacity on many trade lanes before COVID-19, and the cessation of international travel has eliminated that capacity.

Agriculture and construction equipment provider John Deere added 113 basis points to the Fund’s return as the stock gained 41.5%. The company reported results that were much better than expected, achieving impressive profit margins despite being below mid-cycle sales levels. With well-managed inventory levels and the oldest average fleet age in over a decade, we believe Deere is attractively positioned to benefit from the next upgrade cycle. The adoption of precision agriculture technology should also improve margins and benefit the stock.

NVIDIA, the accelerated computing solutions provider, added 98 basis points to the Fund’s return, as the stock gained 42.5%. The company continues to execute well as its new datacenter products delivered results that beat very elevated expectations. Further, the company announced a compelling new lineup of gaming products that should drive a strong upgrade cycle. We continue to like the stock, as the company is innovating, building out its product breadth, and widening its moat in one of the most exciting secular growth markets in the economy.

Parnassus Core Equity Fund

as of September 30, 2020

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The market rebound since the March low has been one of the most lopsided rallies in history, with a few large technology companies driving most of the gains. As a

Quarterly Report • Q3 2020

result, market concentration is at a record level, with the five largest companies accounting for about 23% of the S&P 500 market capitalization, well above the concentration of 18% during the peak of the 2000 dot-com bubble.

The COVID-19 pandemic has increased the dominance of large technology companies. These companies benefit from entrenched competitive positions, the ability to capture market share, and relative resilience through the pandemic. At the same time, companies in sectors like financials and energy are underperforming dramatically, a result of both temporary and permanent profit impairments. Many market strategists have taken to calling this a “K-shaped recovery,” where certain businesses and their stocks have rebounded strongly from the depths of the recession, while others continue to languish.

Going forward, the range of outcomes for the stock market is very wide. It’s possible that stocks could continue to rally to new all-time highs. Key drivers of an upside include progress on the vaccine front, continued economic recovery, and large stimulus measures, both fiscal and monetary, after the election. At the same time, we could face a significant stock market correction-or worse, a bear market-if the economy falls back into a recession due to resurgent pandemic lockdowns, and we experience a protracted period of high unemployment and business insolvencies. A contested and destabilizing election is also a significant risk. This could sink consumer and business confidence and create a delay of new stimulus, which has been a lifeline for the stock market recovery.

Our focus is to navigate this complicated environment by building a portfolio of durable companies that will emerge stronger from the pandemic. Our portfolio construction is based on three principles. First, we own companies that offer both offensive and defensive characteristics. Beneficiaries in the K-shaped recovery, like Microsoft, have become more essential because of the pandemic and are increasingly advantaged in the long-term. These factors make Microsoft a prime example of an offense and defense hybrid.

Second, we seek upside capture with exposure to companies that are simultaneously benefitting and impaired by the pandemic, like Comcast. While its internet broadband business is durable, Comcast’s entertainment businesses are currently struggling. Comcast is a high-quality company that offers upside as its temporarily impacted segments recover. Online travel agent Booking Holdings, also in this category, has a wider range of outcomes, but the stock offers compelling value as leisure travel will eventually return.

Finally, defensive stocks always play an important role in our portfolio, especially now, when the range of outcomes for the stock market looks historically wide. We own a collection of stocks that fit this profile, including telecom titan Verizon and household product companies Clorox and Procter & Gamble. All told, we seek to build a large cap core fund that identifies opportunities across the value and growth spectrum.

The Fund had relatively low turnover during the third quarter, and its sector positioning was essentially unchanged. We increased our overweight to information technology stocks by initiating a position in Fiserv. This company is a combination of merchant acquirer First Data and legacy Fiserv, which provides core account and issuer processing services to financial institutions. Despite Fiserv’s enviable position with sticky customers and relative outperformance during the initial COVID-19 lockdowns, the stock has trailed its peers and the broader market during the recovery. We believe investors are underappreciating the long-term compounding potential of Fiserv’s businesses, and we expect the stock to rally as execution continues to improve under its new CEO.

The Fund is overweight communication services, highlighted by our positions in Comcast and Verizon, which offer a combination of offensive and defensive characteristics. We’re also overweight high-quality industrials and materials companies, anchored by FedEx, John Deere and industrial gas company Linde. These stocks offer the Fund high-quality businesses with the potential to have significant upside capture when the stock market rallies. Our final overweight sector is consumer staples. We own market-share gainers that contribute to the Fund’s defensive characteristics, highlighted by Costco, snack food manufacturer Mondelez and household products company Clorox.

The Fund’s largest underweight position is financials. We don’t own any banks because of our concern that loan losses could wipe out earnings and impair capital.

Quarterly Report • Q3 2020

We’re also significantly underweight health care, with most of our exposure in medical devices, life sciences and health care technology. We’re slightly underweight the consumer discretionary sector, which is anchored by our large position in Amazon. The Fund has no exposure to the energy sector due to our fossil fuel-free mandate. We also have no holdings in the utilities sector, where most companies offer limited growth, have highly leveraged balance sheets, and face risks related to climate change.

We are grateful for your trust and confidence in the Parnassus Core Equity Fund during this uncertain time.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Quarterly Report • Q3 2020

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of September 30, 2020, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $35.46, so the total return for the quarter was a gain of 8.61%. This compares favorably to a gain of 7.46% for the Russell Midcap Index (“Russell”) and a gain of 5.58% for the Lipper Mid-Cap Core Funds Average, which represents the average return of the mid-cap core fund followed by Lipper (“Lipper average”). Year-to-date, the Parnassus Mid Cap Fund – Investor Shares posted a loss of 0.48% versus a loss of 2.35% for the Russell and a loss of 9.22% for the Lipper average.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We’re proud of the Fund’s long-term track record, as it has outperformed its benchmarks in almost all of the periods listed below. The Fund is also ahead of its benchmarks since we took over management of the Fund on October 1, 2008.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	2.93	7.58	11.05	11.95	1.01	0.99

Parnassus Mid Cap Fund – Institutional Shares	3.22	7.84	11.29	12.09	0.75	0.75

Russell Midcap Index	4.55	7.13	10.13	11.76	NA	NA

Lipper Mid-Cap Core Funds Average	-3.22	2.25	6.40	8.88	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 9.11%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020 (As Amended and Restated Effective as of August 5, 2020), Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

Mid-cap stocks delivered a second consecutive quarter of significant gains. Stocks reached highs in early September after the Federal Reserve signaled that they would leave interest rates low for the foreseeable future. Investors were also encouraged that the economy is improving from its COVID-19 induced lows. Since the March market trough, investors also seem to have an insatiable appetite for certain technology and other growth stocks, which is adding to performance. The Russell retrenched a bit in the final weeks of September, as investors questioned the high valuations of surging tech stocks. Enthusiasm was also dampened by disappointing COVID-19 infection trends and uncertainty surrounding the upcoming elections.

After all was said and done, the Russell posted a 7.46% gain during the third quarter. The Parnassus Mid Cap Fund – Investor Shares comfortably surpassed its benchmarks during the quarter, beating the Russell by 115 basis points and the Lipper average by 303 basis points (One basis point is 1/100th of one percent). For the year to date, the Fund has an even bigger lead on its benchmarks, returning -0.48% versus -2.35% for the Russell and -9.22% for the Lipper average. We’re never happy to report a loss, but take some comfort in outperforming the Russell and our Lipper peers.

From an allocation perspective, the Fund benefited from having an underweight position in financials stocks, the second-worst-performing sector in the Russell, and an overweight position in industrials stocks, one of the best-performing sectors in the Russell. Conversely, the Fund’s underweight position in consumer discretionary stocks hurt the Fund’s

Quarterly Report • Q3 2020

performance, as this was the best-performing sector in the Russell. The Fund’s underweight position in materials stocks also hurt performance, as this was one of the top-performing sectors in the Russell.

The Fund’s performance during the quarter was overwhelmingly due to stock selection rather than sector allocation. The worst performer was Western Digital, a data infrastructure provider. The stock reduced the Fund’s return by 37 basis points, as the total return was negative 17.2%.* Western Digital disappointed investors with its outlook for near-term weakness in its data-center business, as the company forecasts a period of inventory digestion for its hyperscale customers. We added to our position on the weakness, because we believe the longer-term secular trends are compelling, as the amount of data being created, stored and analyzed is increasing exponentially.

Jack Henry & Associates, a leading provider of technology solutions and payment processing services primarily for small- and mid-sized financial institutions, subtracted 36 basis points from the Fund’s return, as the total return was negative 11.4%. The stock dropped after management provided weaker-than-expected guidance for fiscal 2021, which began on July 1. Despite the disappointing guidance, the company’s customer retention remains solid, and we remain encouraged by improving sales in July and affirmation of financial institution IT spending projections. We believe Jack Henry’s long-term growth prospects are strong, as the company benefits from a growing digital opportunity and additional margin expansion potential.

Portland General Electric, an electric utility provider in Oregon, subtracted 20 basis points from the Fund’s return, as the total return was negative 14.1%. The stock fell after the company lowered its annual earnings guidance due to a sizeable power trading loss. Management indicated that this was a one-time event and has instituted additional safeguards to avoid a recurrence. The stock slumped further due to fears that the wildfires burning across Oregon could have been caused by Portland’s equipment and the power outages could result in lost revenue. Despite the near-term issues, we believe the company’s long-term growth prospects are favorable, as the company benefits from strong customer growth, a shift toward renewable generation and a supportive regulatory environment.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Parnassus Mid Cap Fund

as of September 30, 2020

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Turning to our quarterly winners, the biggest contributor was FedEx, the global shipping and transportation provider. The shares took flight during the quarter, earning a total return of 79.9% and contributing 178 basis points to the Fund’s return. FedEx reported a 60% increase in quarterly earnings, far exceeding investors’ expectations. Their domestic

Quarterly Report • Q3 2020

ground transportation division shifted into high gear during the quarter and delivered record revenues as the pandemic-induced surge in e-commerce shopping led to a sharp acceleration in parcel shipments. In addition, FedEx operates the world’s largest airfreight network, and profits surged as its freighters filled and pricing rose. Belly space in passenger planes accounted for more than 50% of cargo capacity on many trade lanes before COVID-19, and the cessation of international travel has eliminated that capacity.

Nuance Communications, a leading provider of voice-related artificial intelligence solutions, added 98 basis points to the Fund’s return, as the stock gained 31.2%. Despite the pandemic, the company reported results that were significantly better than expected, as their solutions are becoming increasingly critical to their customers’ operations. Within health care, the company’s new ambient clinical intelligence products are gaining traction and shaping the future of doctor visits. We believe Nuance is a dominant vertical software company that is well positioned to benefit from the continued adoption of artificial intelligence.

Our third big winner was Xylem, a leading global industrials player providing a complete set of products for the water industry, including pumps, filtration and measurement equipment. The stock contributed 84 basis points to the Fund’s return, as the total return of the stock was 29.9%. Management commented on improving trends in sales and orders throughout the quarter, with a modest uptick in May followed by a strong June and continued momentum in July. The company expects spending by utility customers to remain resilient given the focus on critical infrastructure for wastewater collection and treatment.

Outlook and Strategy

Mid cap stocks are having a lackluster year so far. The Russell’s loss of 2.35% year-to-date puts the index on pace for its second-worst performance in the past five years. It’s important to note that mid cap stocks are still up almost 400% from the 2009 trough, outstanding by almost every measure. Still, looking forward, we are mindful of the significant uncertainties ahead as well as elevated valuations that, without material earnings improvements, could dampen returns.

Our view on the latter is supported by the fact that mid cap stocks are trading at a forward price-to-earnings ratio of 22 times, close to the 20-year high of 24 times and well above the 20-year average of 16 times. Also, while the economy has made steady progress in emerging from the COVID-19 downdraft, there’s a long way to go, and the outcome relies to a large extent on another round of federal stimulus, which as of this writing is still not guaranteed. There’s also the virus itself, which, while closer to being preventable and curable, is still a wildcard. The upcoming election also creates significant risks, as a potentially contested election could dampen consumer and business confidence. Finally, we remain conscious of the hyper-growth of our domestic debt, the economic impact of the continuing trade war with China and geopolitical tensions elsewhere.

Given this backdrop, we continue to be focused on owning a collection of high-quality, resilient businesses that will be even more dominant franchises as we emerge from the pandemic. We believe quality companies investing in R&D, technology capabilities and workforces during this time will gain further market share and accelerate growth over the long-term. As an example, Kansas City Southern is a high-quality company that allocated on average during the past five years nearly 22% of its sales toward capital expenditures, which is significantly higher than its peer average. The company is focused on investing in its modern freight cars and implementing new technologies, resulting in fuel savings, improved worker safety, significant cost savings and peer-leading sales growth. Our industrials holding, Republic Services, is another example of a company that is accelerating investments in its digital platform to improve customer service and lower customer churn. On the operational side, the company recently accelerated investments in its truck-routing optimization to enhance fuel cost savings and improve driver safety. As a testament to its effective strategy, during the pandemic, the company was able to shift more than 1,000 of its service reps within 72 hours to working at home with no lost calls or service disruptions.

Shifting to our sector positioning, we continue to own fewer consumer discretionary and financials stocks than the Russell, and we expect this positioning will serve us well in the event of a downturn. Our largest overweights continue to be in the industrials, information technology and health care sectors, with the latter allocation adding to our defensive posture. Our largest concentration of stocks is also in the

Quarterly Report • Q3 2020

industrials sector, and while this might seem to be a bet on economic expansion, our assets here, such as Republic Services, are atypical because many enjoy visibility into revenue and earnings streams, secular revenue tailwinds or conservative capital positions.

We initiated a position in Hilton during the quarter. The company owns, leases and services a unique collection of 17 brands, including Waldorf Astoria, Hilton, Double Tree and Hampton Inn and a portfolio of over 6,000 properties across 117 countries. We are attracted to its asset-light fee-based business model, as over 75% of its rooms are franchised. While weak economic conditions and travel restrictions related to the pandemic have hurt demand for its hotel rooms, we do not believe this is a structural issue, and expect demand to pick up as the pandemic eventually fades. As the business continues to shift toward a fee-based model, we also expect the company’s return on capital and cash available for return to stockholders will increase.

During the quarter, we sold two of the Fund’s holdings. We sold AvalonBay Communities due to weakening demand for its apartment rental units in key major metro cities. We also sold our remaining position in SEI Investments, as we felt the risk-reward of the stock was no longer favorable due to pending litigation that will harm its core operations if the company does not receive a favorable verdict.

We’re pleased the Fund had a good relative quarter, but are more focused on providing longer-term outperformance. The Fund seeks to own high-quality businesses at good prices that can grow intrinsic value faster than our benchmarks over entire business cycles. We believe this strategy will help the Fund outperform the market over the long-term by participating in up-markets, limiting losses in down-markets and avoiding permanent capital losses in all market conditions.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Quarterly Report • Q3 2020

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of September 30, 2020, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $38.63, so the total return for the quarter was 9.65%. This compares to a gain of 8.93% for the S&P 500 Index (“S&P 500”) and a gain of 8.20% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

We’ve been able to beat both indices for the past two quarters, but we’re still behind for the year, because of our difficult first quarter. For the year to date, the Parnassus Endeavor Fund – Investor Shares has a modest gain of 1.18% compared to a gain of 1.91% for the Lipper average and a gain of 5.57% for the S&P 500. The reason for the discrepancy is that the S&P 500 is driven by a small number of large technology stocks often known as the FAANGs for Facebook, Apple, Amazon, Netflix and Google (now called Alphabet). Microsoft is the other stock associated with the group, though its initial is not included in the acronym. In any case, those six stocks have been driving the S&P index higher, because the S&P 500 is weighted by market capitalization, so the big companies dominate the index. While the Parnassus Endeavor Fund has modest positions in both Apple and Alphabet, those positions are not big enough to keep us up with the S&P 500. Should the FAANGs stumble, they would pull down the S&P 500, and we would probably be able to go back to beating the index.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	11.27	7.06	12.56	13.70	0.97	0.95

Parnassus Endeavor Fund – Institutional Shares	11.50	7.32	12.80	13.83	0.71	0.71

S&P 500 Index	15.15	12.28	14.15	13.74	NA	NA

Lipper Multi-Cap Core Funds Average	10.36	8.46	10.81	11.35	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 10.43%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020 (As Amended and Restated Effective as of August 5, 2020), Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table, showing the returns for the Parnassus Endeavor Fund for the one-, three-, five- and ten-year periods. We’re ahead of the Lipper average for the one, five- and ten-year periods, but we’re lagging behind the S&P 500 for the one-, three- and five-year periods, and we’re about the same as the S&P 500 for the ten-year period.

Company Analysis

The performance of our technology stocks fell off in the third quarter. Shares of Micron Technology sank almost 9.0%, while Cisco lost 14.9%.* Those two stocks hurt the portfolio the most during the quarter. Of the four issues that performed best in the quarter, Apple was the only technology stock that made the list.

Micron Technology, one of the world’s three largest manufacturers of Dynamic Random Access Memory chips (DRAMs), sliced 109 basis points off the NAV return, as its share price sank 8.9% during the quarter from $51.52 to $46.96. (One basis point is 1/100th of one percent.) About 10% of Micron’s sales normally come from Huawei, a Chinese firm that the U.S. has barred from purchasing high-end American semiconductors. While both the political environment and short-term demand remain uncertain for the time being, Micron should be able to replace the lost sales from China with increasing demand for memory chips, because of 5G, the cloud and data-center growth.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • Q3 2020

Cisco Systems, the leading provider of enterprise-networking solutions, cut 60 basis point off the Fund’s return, as its stock fell 14.9% from $46.64 to $39.39. The company reported decent results, but reduced guidance for the next quarter, and it also announced the departure of the chief financial officer. Investor sentiment has soured as the company’s enterprise sales have declined because of the current work-from-home policies. The shares are trading at a bargain price right now and should recover when spending picks up.

FedEx added 302 basis points to the Fund’s return, as its shares soared from $140.22 to $251.52 for a total return of 79.9%. The company reported a 60% increase in quarterly earnings, far exceeding investor expectations. Their domestic ground transportation division shifted into high gear during the quarter and delivered record revenues as the pandemic-induced surge in e-commerce shopping led to a sharp increase in parcel shipments. FedEx also operates the world’s largest airfreight network and profits surged as its planes filled and pricing rose.

Specialty retailer The Gap boosted the Fund’s return by 141 basis points, as its stock rose from $12.62 to $17.03 for a total return of 34.9%. Gap sells clothes and accessories under the Old Navy, Banana Republic and Athleta brands, among others. Despite the challenges faced by brick and mortar retailers during the pandemic, Gap’s management took swift action to adapt the business. The company reduced the number of stores and increased liquidity while investing in online sales, which nearly doubled from last year. Gap still has a lot of work to do, but investors liked the progress and snapped up shares while they were on sale.

Apple added 110 basis points to the Fund’s return, as the stock went from $91.20 to $115.81 for a total return of 27.2%. The company reported much better than better-than-expected results, demonstrating impressive execution during the pandemic. Strong iPhone sales drove better results, and this should continue as we go into the next upgrade cycle.

Hanesbrands, a leading manufacturer of undergarments and athletic apparel, added 78 basis points to the Fund’s return, as its stock rose from $11.29 to $15.75 for a total return of 40.8%. The company’s key underwear category returned to strong growth trends during the quarter, with management noting that demand levels in May and June were higher than the equivalent pre-pandemic periods. The company also gained market share throughout the

Parnassus Endeavor Fund

as of September 30, 2020

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

quarter due to larger shelf-space allocation for socks and underwear at Walmart. Finally, consumers continued to shop online, driving online sales growth of more than 70% globally, with triple-digit growth at some of the company’s largest online retailers.

Quarterly Report • Q3 2020

Outlook and Strategy

(This section was written by Jerome L. Dodson)

As I wrote in the last quarterly report, I am amazed that the stock market has made such an astonishing comeback, gaining back all it lost earlier this year. Although the stock market has recovered, the economy has not. With an unemployment rate of 7.9% there are 18 million Americans unemployed, so times are tough. Businesses laid off 1.2 million workers in the last week of September.

Why is there such a disparity between the stock market and the real economy? The answer is that the Federal Reserve (Fed) has pumped an enormous amount of money into the system. Doing this has caused interest rates to drop to historically low levels, with banks’ prime rate now at 3.25% and the Fed Funds rate at 0.25%. (The prime rate is the interest rate that banks charge its best customers, while the Fed Funds rate is the rate that banks charge when they lend to each other.) It’s now possible for a financially strong borrower to get a home mortgage for less than 3%. In the 40 years that I’ve worked in finance, I’ve never seen rates this low. For consumers, the best rate I could find for a money market account was 0.60% from American Express, while most money market fund accounts are paying below 0.20%.

What does this mean for the stock market? In short, it means that investors have nowhere else to put their money. If they earn almost nothing when they put their money in a bank account or a money market fund, they look for somewhere else to invest. The place with the most liquidity is the stock market, and money looking for a home is driving the market averages much higher.

Right now, the market is very overvalued compared to historic ratios. For example, the current price/earnings ratio is 22, compared to a normal range of 15 to 18.** At some point, that ratio will have to come back down, but it’s impossible to know when this will happen. There are two ways the ratio could correct-either earnings go up or stocks go down. Let’s hope it’s the former and not the latter.

There’s another wild card in the equation, and that’s called inflation. The only thing that’s surprised me more than the big move up in the stock market has been the absence of inflation. What I learned in economics class as an undergraduate is that if more money chases the same amount of goods, prices go up, and that’s what causes inflation. Well, as we’ve seen, the Federal Reserve is creating enormous

** Price/Earnings ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months.

amounts of new money, and there hasn’t been much inflation. In fact, the Fed has been trying to boost the inflation rate up to 2%, and it stubbornly stays below that figure.

What’s happening to us? Has someone repealed the laws of economics? No one knows for sure, but let me take a guess. The late 1970’s and early 1980’s saw an enormous amount of inflation. At the beginning of 1977, the inflation rate was 5.2%, in 1978 it hit 6.8%, in 1979, it was 9.28%, and in 1980 it hit an amazing 13.91%. On April 2 of 1980, the prime rate hit 20%, and the economy went into a terrible recession. Paul Volcker had just been named Chairman of the Fed on August 6 of 1979, and he proceeded to raise interest rates to historic heights. That hit the economy hard, but it stopped the runaway inflation. The rate dropped to 11.83% in 1981 and by 1983, it was down to 3.71%.

Although Volcker stopped inflation, the country paid a terrible price. In 1979, the unemployment rate was 6.0%, in 1980 it went to 7.2%, and it went to 8.5% in 1981, before topping out at 10.8% in 1982. It did not fall below 6% again until 1987, when it hit 5.7%.

Because of that experience, the Fed has kept inflation in check since that time. So, part of the reason for low inflation is monetary policy.

Another reason, in my view, is that consumers have much more knowledge about prices now than we did then. It’s much harder for businesses to raise prices than it was in the 1970’s since consumers can go right online and comparison-shop. The Internet has been a major force in keeping inflation in check. Although I am not an admirer of Amazon’s businesses practices and I try not to shop there, it has been a great force in keeping prices down and controlling inflation. Other online merchants have helped to keep down costs as well.

Finally, the other element in the equation is the unemployment rate. With unemployment so high and the economy struggling, prices cannot move too much higher in a short time frame.

At some point, though, things will change. No one can predict when that will happen, but my guess is it will be sometime next year. Once the current 7.9% unemployment rate hits 5% or below, I think the dynamics will change. Of course, you could argue that the unemployment rate hit 3.6% in January, and there

Quarterly Report • Q3 2020

were still no signs of inflation. What’s different now? The difference is that trillions of dollars have been pumped into the American economy, and that will eventually stoke inflation. Even with watchful consumers all shopping for bargains, too much money chasing a limited amount of goods will, at some point, mean more inflation.

In the meantime, you can be confident that we will do our best to manage your money wisely. Thank you for investing with Parnassus Endeavor Fund.

Yours truly,

Jerome L. Dodson

Lead Portfolio Manager

Billy Hwan

Portfolio Manager

Quarterly Report • Q3 2020

Parnassus Mid Cap Growth Fund

Ticker: Investor Shares – PARNX

Ticker: Institutional Shares – PFPRX

As of September 30, 2020, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $55.00, resulting in a gain of 7.86% for the third quarter. This compares to an increase of 9.37% for the Russell Midcap Growth Index (“Russell Midcap Growth”) and 8.20% for the Lipper Multi-Cap Core Funds Average, which represents the average multi-cap core funds followed by Lipper (“Lipper average”). We anticipate that Lipper will eventually change the Fund’s peer group to reflect our midcap growth strategy. Year-to-date, the Parnassus Mid Cap Growth Fund – Investor Shares posted a gain of 8.98% versus a return of 13.92% for the Russell Midcap Growth and a gain of 1.91% for the Lipper average.

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund, Russell Midcap Growth, S&P 500 and Lipper average. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2020.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	15.87	10.17	11.76	13.25	0.84	0.84

Parnassus Mid Cap Growth Fund – Institutional Shares	16.04	10.34	11.92	13.33	0.68	0.68

Russell Midcap Growth Index	23.23	16.23	15.53	14.55	NA	NA

S&P 500 Index	15.15	12.28	14.15	13.74	NA	NA

Lipper Multi-Cap Core Funds Average	10.36	8.46	10.81	11.35	NA	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 9.73%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Growth and S&P 500 are unmanaged indexes of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020 (As Amended and Restated Effective as of August 5, 2020), Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of net assets for the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of net assets for the Parnassus Mid Cap Growth Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis. Prior to May 1, 2020, the benchmark for the Parnassus Mid Cap Growth Fund (formerly known as the Parnassus Fund) was the S&P 500 Index.

Third Quarter Review

The Fund increased 7.86% for the quarter, trailing the Russell Midcap Growth’s gain of 9.37%. We’re disappointed that we lagged during the quarter, but we’re pleased that we’re ahead of the Russell Midcap Growth by 9 basis points since completing the transition to a midcap growth fund on May 15 (One basis point is 1/100th of one percent.) Our two worst-performing stocks during the quarter were in the health care sector, which was the biggest contributor to our underperformance.

Our worst performer was BioMarin Pharmaceuticals, a rare-disease biotechnology company. The stock subtracted 87 basis points from the Fund’s return, as its total return was negative 38.3%.* Days before the anticipated approval of BioMarin’s Roctavian, the first gene therapy for hemophilia A, the FDA issued a letter requesting more data, which means that Roctavian’s launch is likely delayed for at least two years. We added to our position because we believe the sell-off created an asymmetric risk-reward opportunity. Ultimately, Roctavian is likely to be approved, and the company has other pipeline assets set to launch over the next few years.

Illumina, the largest provider of gene sequencing instruments and related consumables, cut the Fund’s return by 44 basis points, as its total return was negative 16.5%. The stock initially fell because certain customers, such as academic labs, have reopened at a slower-than-expected pace, which hurt quarterly sales. Shares sank later in the quarter when Illumina announced the $8 billion acquisition of Grail, a novel company developing a blood test to detect cancer before symptoms appear. Investors thought Illumina overpaid and disliked the dilution associated with the deal. We added to our position because we believe

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • Q3 2020

Illumina’s base business remains solid and will rebound, and because Grail could expand Illumina’s addressable market in oncology from $15 billion to $75 billion.

Data infrastructure provider Western Digital reduced the Fund’s return by 32 basis points, as its stock fell 17.2%. Western Digital disappointed investors with its outlook for near-term weakness in its data-center business, as the company forecasts a period of inventory digestion at its hyperscale customers. We added to our position on the weakness because we believe the longer-term secular trends are as strong as ever, as the amount of data being created, stored and analyzed is increasing exponentially.

Our best-performing stock for a second consecutive quarter was Square, which jumped 54.9% and contributed 182 basis points to the Fund’s return. The company’s quarterly results highlighted the incredible growth of Cash App, the peer-to-peer mobile payment network and digital bank. Cash App’s gross profit skyrocketed 167%, and its monthly active users now exceed 30 million.

Freight broker C.H. Robinson added 76 basis points to the Fund’s performance, as the stock’s total return was 29.9%. A sharp reduction in global air cargo capacity due to COVID-19’s impact on international travel caused Robinson’s airfreight profits to soar as it chartered planes to help its customers. At the same time, years of technology investments in Robinson’s domestic-truck brokerage segment are starting to pay off. The company continues to gain market share and expects volume growth to exceed headcount growth, which should deliver higher profit margins to investors in the future.

The Trade Desk contributed 66 basis points to the Fund’s return, as its shares gained 27.6%. The leading programmatic advertising platform reported better-than-expected revenue despite headwinds from the pandemic. We believe the company’s competitive position and relevancy are improving, and that The Trade Desk is well positioned to benefit from an inflection in programmatic and connected television advertising spend.

Outlook and Strategy

Equity markets built on their second quarter gains, as the Russell Midcap Growth Index rose 9.37% during the third quarter. Despite the sharpest economic

Parnassus Mid Cap Growth Fund

as of September 30, 2020

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

contraction on record, the Russell Midcap Growth Index is up an impressive 13.92% year-to-date. The divergence between growth stocks and the economy this year has been striking.

Quarterly Report • Q3 2020

There are several reasons for this divergence. First, COVID-19 has accelerated a number of secular shifts that were already occurring. Some economists have termed this a “K-shaped recovery,” where certain industries have benefitted while others continue to suffer. The beneficiaries include innovative companies that have facilitated the transition to our virtual world, where we can work, shop and watch videos from anywhere at any time. These are predominantly growth companies, some of which are even seeing their growth accelerate from the pandemic. Our Fund’s fastest growers include industry disruptors like Square’s Cash App, paradigm shifters like The Trade Desk’s programmatic ad buying platform, and Avalara’s enablement of fully integrated and automated sales tax processing.

Second, in a world where growth is scarce, growth is worth more to investors. This results in a greater willingness to pay up for these unique assets. We applaud the aggressive fiscal stimulus that governments have provided to cushion the economy against the worst of the recession. Unfortunately though, the longer-term impact of higher debt inevitably is lower growth, as capital is diverted away from productive uses, like capital expenditures and research and development, for debt servicing. This bodes well for growth stocks, which should continue to benefit from a scarcity premium.

Third, the Federal Reserve’s monetary stimulus has suppressed interest rates. Since stocks with high long-term growth rates derive a higher portion of their intrinsic value from cash flows expected further out in the future, a reduction in the discount rate increases the value of higher-growth equities more than lower-growth equities. Taken together, the increased scarcity and the decreased discount rate have caused valuations of growth stocks to soar relative to their value peers. The Russell Midcap Growth Index ended the quarter at 38x forward earnings estimates, well above its 20-year average of 20x, and more than double the 18x valuation of the Russell Midcap Value Index. So, while there are powerful tailwinds behind growth stocks, some of that has already been priced in.

From our standpoint, we’re proceeding carefully in this environment. We’ve limited our holdings of “lottery tickets”, companies with innovative products and huge addressable markets but currently unprofitable or trading above 100x forward earnings estimates, to 10%

of our portfolio (our three main holdings in this bucket are Square, The Trade Desk and Avalara). This is well below the 25% weighting for “lottery tickets” in the Russell Midcap Growth Index, so we expect to outperform should valuations for the fastest-growth stocks fall from their current elevated levels.

We believe that a diversified portfolio of highly profitable, secularly growing, economically resilient businesses with low financial leverage is best positioned to outperform in the uncertain market environment ahead. We’re pleased that our Fund has provided 100% upside capture since we completed the transition to a mid cap growth fund on May 15. Our goal is to provide the full upside capture of our exciting, fast-moving index for our investors, while limiting our downside to 90% during market corrections.

During the quarter, we initiated a position in Hilton, a global hospitality company. With an asset-light, fee-based business model, a fleet of recognizable brands and a well-capitalized balance sheet, we believe the company will survive the current travel downturn and emerge from it even stronger. Hilton should have the opportunity to convert independent operators to one of its brands and add exciting new developments to its pipeline. We sold our position in Trimble, the provider of precision and positioning technology, after the stock more than doubled from its bottom in March and we felt it was appropriately valued. We also exited our position in Dentsply Sirona, as we believe there are better ways to invest behind the re-opening of our economy, like Hilton.

Industrials remains our largest sector overweights, as we’ve found a variety of wide-moat, economically resilient businesses with secular tailwinds to invest in. Health care remains our largest sector underweight. We’re underweight the biotechnology and pharmaceutical sub-sectors, which limits our exposure to drug pricing risk and volatile companies that depend on just one key drug.

Quarterly Report • Q3 2020

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Your truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Quarterly Report • Q3 2020

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of September 30, 2020, the net asset value (“NAV”) of the Parnassus Fixed Income Fund - Investor Shares was $18.10, producing a gain for the quarter of 0.80% (including dividends). This compares to a gain of 0.62% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 1.25% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”). For the first three quarters of 2020, the Parnassus Fixed Income Fund – Investor Shares posted a gain of 7.50%, as compared to a gain of 6.79% for the Barclays Aggregate Index and a gain of 6.69% for the Lipper average.

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 30, the 30-day subsidized SEC yield was 0.39%, and the unsubsidized SEC yield was 0.36%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	7.15	5.26	4.15	3.05	0.87	0.68

Parnassus Fixed Income Fund – Institutional Shares	7.38	5.49	4.38	3.17	0.49	0.45

Bloomberg Barclays U.S. Aggregate Bond Index	6.98	5.24	4.17	3.63	NA	NA

Lipper Core Bond Funds Average	6.90	4.96	4.14	3.64	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 4.03%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020 (As Amended and Restated Effective as of August 5, 2020), Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

The Parnassus Fixed Income Fund – Investor Shares outperformed its Index by 18 basis points over the quarter. (One basis point is 1/100th of one percent.) However, it trailed its Lipper peer group by 45 basis points, as its holdings were more conservatively positioned than the peer group. So far this year, the Fund is outperforming the index and its Lipper group by 71 basis points and 81 basis points, respectively.

The Fund’s performance was driven by its overweight allocation to corporate bonds. In the quarter, the Fund gained 52 basis points from its positive allocation across fixed income asset classes. Our corporate bond portfolio gained 1.86%, versus 1.54% for the Index, and contributed 89 basis points to the total return. Our corporate holdings averaged 50.33% of the Fund over the quarter, as compared to 27.68% for the Index. The duration of our corporate holdings remains short at 7.61 years versus the index at 8.41 years. We use this short duration position to modulate the impact of the overweight corporate allocation.

The Fund does not allocate to securitized bonds, and this also helped drive returns. Securitized bonds typically underperform both corporate bonds and treasuries, and this quarter was no exception. Within the benchmark, securitized bonds gained only 24 basis points in the quarter. So far this year, securitized bonds in the Barclays Aggregate Index have gained 3.87% as compared to 6.64% for corporate bonds and 8.90% for treasuries.

The best-performing assets in the quarter were all corporate bonds. Corporate bonds continued to recover from the market turmoil caused by the

Quarterly Report • Q3 2020

lockdowns in the first quarter. For the second quarter in a row, bonds issued by FedEx, with a coupon of 4.75% maturing in November of 2045, recorded the largest gain for the Fund. The bonds gained 13.22%* in the quarter and contributed 18 basis points to the total return. These bonds had an incredible two quarters, up 31.43% since March 31. FedEx reported much higher revenue than expected by investors, and it continues to take advantage of gains in e-commerce spending. It also made tremendous progress on its margin targets as operations improved across the footprint, particularly for its European TNT acquisition.

Preferred stock issued by Public Storage returned 5.57% and added 0.05% to the total return. In a relatively calm quarter, the Fund benefitted from the higher yield on these preferred shares. We believe these are a great compliment to our traditional bond investments, as the shares have a BBB+ rating and a healthy yield.

Finally, bonds issued by Ball Corp., which primarily sells aluminum cans for beverages, such a sparkling water, rounded out the Fund’s top performers. The 4.88% coupon issue maturing March of 2026 gained 3.58%, adding 5 basis points to the total return. Ball Corp. is one of our few high-yield holdings, with a rating of BB+, one notch below investment grade. However, we believe the company meets our high-quality metrics, as net leverage is about 4x, the management team is disciplined about capital expenditures and the company has a highly relevant product as the world looks to transition away from plastic waste. Aluminum is 100% recyclable and much of the aluminum ever produced is still in circulation today.

Most of our underperformers in the quarter recorded negative returns as a result of the point in time they were purchased during the quarter. This is a very short-term outcome for the impact of these bonds, and we do expect the returns to improve as they are held for a longer period. Namely, 5.05% bonds issued by Burlington Northern Santa Fe that mature March 1, 2041, had a negative 3 basis point impact on total return. Similarly, 3.75% bonds issued by Deere & Company that mature April 15, 2050, detracted 2 basis points from the total return. We purchased these bonds at attractive spreads and expect each to perform well over the medium term.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Parnassus Fixed Income Fund

as of September 30, 2020

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Many economists are calling for strong growth through the remainder of the year and into next. Some even see GDP returning to pre-COVID peaks by late spring 2021. While it’s true that many well-capitalized companies have seen a nice recovery in the debt market and credit spreads have erased most of their spring losses, we remain concerned about the trajectory of the recovery.

Many constituents of the Barclays Aggregate Index issued debt over the past six months, taking advantage of favorable conditions in the new issue market to bolster their balance sheets. We appreciate that conservative position, but now see very high levels of leverage across the investment grade universe, as earnings growth still needs to catch up with the increased debt issuance. Uncertainty around the election has intensified, dampening investors’ optimism, and COVID cases are once again on the rise.

Quarterly Report • Q3 2020

When formulating the Parnassus Fixed Income Fund’s strategic allocation to treasuries and corporates, we consider a range of outcomes for where these asset classes may trade over the next year. By thinking about a reasonable high and low, as well as where we sit today, we can see where there may be opportunities or risks. As of the end of the third quarter, the Fund’s allocation is balanced. A little over half of the Fund is invested in corporate bonds, and we are only slightly overweight treasuries.

We believe there may be bumps on the road to recovery and that unemployment will likely be stubbornly high for years to come. However, we also see opportunities to own debt issued by fantastic companies that are making an impact in their various industries. By owning these companies, and by having an average credit rating of A- for the Fund as a whole, we believe the Parnassus Fixed Income Fund is set up to both weather future turbulence and benefit from an expanding economy.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Quarterly Report • Q3 2020

Responsible Investing Notes

Climate change, an enduring topic for responsible investors, was hard to ignore by the end of the third quarter. The West Coast, simply put, was on fire. Washington, Oregon and California experienced extraordinarily high temperatures and dry weather conditions, with California breaking its record for the hottest month of August. Sadly, Death Valley in Southern California locked in the third-hottest temperature in the state’s history, at 130 degrees Fahrenheit.

Dry conditions and other factors, including atypical lightning storms, sparked many fires across the Western U.S. and beyond. The Santa Clara Unit Lightning Complex and Sonoma-Lake-Napa Unit Lightning Complex were two of the largest fires ever recorded in California. Examples of devastating Oregon fires include the Beachie Creek and Holiday Farm fires. At the quarter’s end, many of these fires were still not fully contained and new large fires continued to spread. In California and Oregon alone, fires have already burned nearly 5 million acres this year, sending astonishing amounts of smoke into the air, driving air quality to some of the worst levels in the world, and, at their worst, blocking out daytime sunlight entirely.

Hotter temperatures and larger wildfires are not a 2020 anomaly. In 2019, we dealt with California’s Kincaid and Saddle Ridge fires that resulted in millions of households having their power shut off. Alaska also experienced an extraordinary wildfire season last year, with over 2.5 million acres burned, and saw the warmest July ever recorded in the state. We would also be remiss if we did not mention the Australian Bushfires, which were declared a national emergency in November 2019 as they burned more than 40 million acres. We’re witnessing weather events becoming much more extreme and more costly. According to the National Oceanic and Atmospheric Administration, extreme weather events between 2017 and 2019 cost the U.S. more than $456 billion, and these costs will certainly be much higher going forward.

At the root of these catastrophes is an increase in carbon dioxide in the atmosphere due to human activity. The 2015 Paris Climate Agreement aimed to bring countries around the world together to reverse the impact that global carbon emissions are having on the earth. However, in 2017, the United States announced its intention to withdraw from the agreement by November 2020. Nevertheless, several U.S. states are pushing their decarbonization efforts forward. California recently announced that the state would eliminate the sale of internal combustion engine vehicles by 2035. California is the world’s fifth-largest economy and the largest market for vehicles in the United States, so this decision will have significant ramifications for the country.

Parnassus Investments is participating in the long-term drive to decarbonize our economy. Not only are our funds fossil fuel-free, they also invest in companies that are working to decarbonize their businesses. Apple is but one of many U.S. companies addressing its emissions profile, and it has already met its goal for 100% carbon-neutral operations. This past quarter, the company announced a new commitment to become 100% carbon neutral in its supply chain and products by 2030. Apple will invest $100 million in supply-chain energy-efficiency projects with the goal of moving the company’s entire supply chain to clean energy. Apple’s new commitment will be challenging to achieve, but is a welcome addition to its already-impressive emissions reduction program.

Some companies held in the Funds help other businesses with their decarbonization efforts. One sector that doesn’t make headlines for its efforts on increasing clean energy is the utilities sector, which serves both residential and commercial customers. Historically, utilities generated electricity primarily through nuclear, coal, oil or natural gas sources. Today, utilities held by the Parnassus Funds are shifting away from fossil fuel-based electricity to renewable energy generation, some largely due to commercial demand. IDACORP, for instance, is a leader in low-cost clean energy, which helps strengthens the company’s growth prospects.

IDACORP’s electricity mix that includes 45% hydropower delivers reliable, clean energy at some of the lowest prices in the nation – an attractive value proposition for potential customers seeking to reduce their carbon footprints. Idaho is experiencing strong population growth, and IDACORP is prepared to serve expanding companies, such as warehouses and data centers, that seek low-cost, reliable green energy to help them achieve their carbon emission reduction

Quarterly Report • Q3 2020

goals. Its focus on low-cost green energy is accelerating IDACORP’s customer growth rate and moving the company closer to meeting its own target of offering 100% renewable energy by 2045.

Addressing climate change, supporting fossil-fuel-free companies and decarbonization are all long-term themes that Parnassus Investments believes are beneficial for our shareholders and the planet. We look forward to continuing to focus on building your wealth responsibly. Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Sincerely,

Iyassu Essayas

Director of ESG Research

Quarterly Report • Q3 2020

Parnassus Core Equity Fund

Portfolio of Investments as of September 30, 2020 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	5,825,233	1,225,221,257	6.0%
Amazon.com Inc.	359,817	1,132,966,582	5.6%
Danaher Corp.	4,136,865	890,791,140	4.4%
Comcast Corp., Class A	18,841,578	871,611,398	4.3%
Verizon Communications Inc.	14,101,762	838,913,821	4.1%
Deere & Co.	3,311,928	734,022,603	3.6%
FedEx Corp.	2,813,866	707,743,576	3.5%
Mastercard Inc., Class A	2,092,754	707,706,620	3.5%
CME Group Inc.	4,080,980	682,788,764	3.3%
Linde plc	2,765,718	658,600,427	3.2%
Costco Wholesale Corp.	1,783,589	633,174,095	3.1%
Becton Dickinson and Co.	2,686,376	625,065,968	3.1%
Applied Materials Inc.	10,187,912	605,671,368	3.0%
Waste Management Inc.	5,196,934	588,137,021	2.9%
Alphabet Inc., Class A	380,301	557,369,146	2.7%
Mondelez International Inc., Class A	9,699,650	557,244,893	2.7%
NVIDIA Corp.	1,021,881	553,062,435	2.7%
Cerner Corp.	6,813,470	492,545,746	2.4%
Cadence Design Systems Inc.	4,481,632	477,876,420	2.3%
Verisk Analytics Inc.	2,576,286	477,411,559	2.3%
VF Corp.	6,551,767	460,261,632	2.3%
Adobe Inc.	927,909	455,074,411	2.2%
Booking Holdings Inc.	263,653	451,025,914	2.2%
Fiserv Inc.	4,041,416	416,467,919	2.0%
Synopsys Inc.	1,897,843	406,100,445	2.0%
The Procter & Gamble Co.	2,733,874	379,981,147	1.9%
The Clorox Co.	1,774,956	373,042,502	1.8%
Intel Corp.	7,173,597	371,448,853	1.8%
Digital Realty Trust Inc.	2,327,707	341,614,279	1.7%
Charles Schwab Corp.	9,065,935	328,458,825	1.6%
Cisco Systems Inc.	7,928,269	312,294,516	1.5%
Micron Technology Inc.	6,381,331	299,667,304	1.5%
Xylem Inc.	3,431,400	288,649,368	1.4%
Pentair plc	6,224,657	284,902,551	1.4%
Apple Inc.	2,417,512	279,972,065	1.4%
Kansas City Southern	1,547,682	279,867,336	1.4%
Gilead Sciences Inc.	3,104,258	196,158,063	1.0%
Southwest Airlines Co.	4,677,568	175,408,800	0.9%

Total investment in equities		20,118,320,769	98.7%

Total short-term securities		274,582,670	1.3%

Other assets and liabilities		(10,614,355)	0.0%

Total net assets		20,382,289,084	100.0%

Net asset value as of September 30, 2020
Investor shares		$51.05
Institutional shares		$51.14

Quarterly Report • Q3 2020

Parnassus Mid Cap Fund

Portfolio of Investments as of September 30, 2020 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Republic Services Inc.	2,739,313	255,714,869	4.3%
FedEx Corp.	893,766	224,800,024	3.8%
Hologic Inc.	3,278,717	217,936,319	3.7%
Nuance Communications Inc.	6,248,603	207,391,134	3.5%
Cerner Corp.	2,772,942	200,455,977	3.4%
Xylem Inc.	2,348,667	197,569,868	3.4%
Jack Henry & Associates Inc.	1,073,263	174,501,832	3.0%
Verisk Analytics Inc.	938,759	173,961,430	3.0%
Teleflex Inc.	493,876	168,125,268	2.9%
C.H. Robinson Worldwide Inc.	1,576,417	161,094,053	2.7%
Burlington Stores Inc.	767,583	158,191,181	2.7%
Synopsys Inc.	723,589	154,833,574	2.6%
Roper Technologies Inc.	386,749	152,808,397	2.6%
KLA Corp.	762,547	147,735,856	2.5%
Trimble Inc.	3,024,053	147,271,381	2.5%
Cadence Design Systems Inc.	1,378,712	147,012,061	2.5%
O’Reilly Automotive Inc.	317,417	146,354,630	2.5%
PPG Industries Inc.	1,175,789	143,540,321	2.4%
VF Corp.	2,002,993	140,710,258	2.4%
Americold Realty Trust	3,908,783	139,738,992	2.4%
Digital Realty Trust Inc.	950,358	139,474,540	2.4%
Pentair plc	3,039,703	139,127,206	2.4%
Agilent Technologies Inc.	1,346,959	135,962,042	2.3%
Maxim Integrated Products Inc.	1,873,762	126,685,049	2.1%
IDACORP Inc.	1,561,368	124,753,303	2.1%
McCormick & Co.	609,291	118,263,383	2.0%
Autodesk Inc.	504,412	116,524,216	2.0%
Shaw Communications Inc., Class B	5,916,291	107,972,311	1.8%
First Republic Bank, Class A	982,123	107,110,334	1.8%
First Horizon National Corp.	11,319,185	106,739,915	1.8%
Western Digital Corp.	2,878,038	105,192,289	1.8%
The Clorox Co.	477,276	100,309,097	1.7%
Kansas City Southern	554,028	100,184,883	1.7%
Public Storage	429,761	95,716,370	1.6%
Cable One Inc.	48,989	92,365,330	1.6%
Guidewire Software Inc.	834,730	87,037,297	1.5%
SBA Communications Corp.	247,140	78,709,147	1.3%
Dentsply Sirona Inc.	1,673,244	73,170,960	1.2%
MDU Resources Group Inc.	3,157,636	71,046,810	1.2%
Hilton Worldwide Holdings Inc.	796,726	67,976,662	1.2%
Portland General Electric Corp.	1,736,225	61,635,988	1.0%
First American Financial Corp.	1,168,021	59,463,949	1.0%
Motorola Solutions Inc.	311,393	48,829,536	0.8%

Total investment in equities		5,723,998,042	97.1%

Total short-term securities		165,035,176	2.8%

Other assets and liabilities		3,720,020	0.1%

Total net assets		5,892,753,238	100.0%

Net asset value as of September 30, 2020
Investor shares		$35.46
Institutional shares		$35.58

Quarterly Report • Q3 2020

Parnassus Endeavor Fund

Portfolio of Investments as of September 30, 2020 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Micron Technology Inc.	6,400,000	300,544,000	10.9%
Applied Materials Inc.	4,000,000	237,800,000	8.7%
FedEx Corp.	700,000	176,064,000	6.4%
Charles Schwab Corp.	4,455,000	161,404,650	5.9%
The Gap Inc.	6,970,000	118,699,100	4.3%
W.W. Grainger Inc.	330,000	117,734,100	4.3%
Capital One Financial Corp.	1,500,000	107,790,000	3.9%
Apple Inc.	900,000	104,229,000	3.8%
Intel Corp.	2,000,000	103,560,000	3.8%
Mastercard Inc., Class A	300,000	101,451,000	3.7%
Agilent Technologies Inc.	1,000,000	100,940,000	3.7%
Lam Research Corp.	300,000	99,525,000	3.6%
Cisco Systems Inc.	2,500,000	98,475,000	3.6%
American Express Co.	900,000	90,225,000	3.3%
Expeditors International of Washington Inc.	900,000	81,468,000	3.0%
Seagate Technology plc	1,560,000	76,861,200	2.8%
Western Digital Corp.	2,100,000	76,755,000	2.8%
Bank of America Corp.	3,000,000	72,270,000	2.6%
Discover Financial Services	1,240,000	71,647,200	2.6%
The Progressive Corp.	750,000	71,002,500	2.6%
Hanesbrands Inc.	4,000,000	63,000,000	2.3%
Alphabet Inc., Class A	40,000	58,624,000	2.1%
VF Corp.	700,000	49,175,000	1.8%
Cummins Inc.	225,000	47,511,000	1.7%
Illumina Inc.	110,000	33,998,800	1.2%
Alaska Air Group Inc.	900,000	32,967,000	1.2%
First American Financial Corp.	500,000	25,455,000	0.9%
Herman Miller Inc.	510,000	15,381,600	0.5%
Cadence Design Systems Inc.	50,000	5,331,500	0.2%
SVB Financial Group	10,000	2,406,200	0.1%

Total investment in equities		2,702,294,850	98.3%

Total short-term securities		50,838,280	1.8%

Other assets and liabilities		(3,822,837)	(0.1%)

Total net assets		2,749,310,293	100.0%

Net asset value as of September 30, 2020
Investor shares		$38.63
Institutional shares		$38.71

Quarterly Report • Q3 2020

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of September 30, 2020 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Square Inc., Class A	268,537	43,650,689	4.6%
Synopsys Inc.	155,573	33,289,510	3.6%
CoStar Group Inc.	38,700	32,837,337	3.5%
Agilent Technologies Inc.	319,521	32,252,450	3.4%
Cadence Design Systems Inc.	301,255	32,122,821	3.4%
Autodesk Inc.	138,659	32,031,616	3.4%
Burlington Stores Inc.	154,992	31,942,301	3.4%
Cerner Corp.	424,834	30,711,250	3.3%
O’Reilly Automotive Inc.	65,277	30,097,919	3.2%
KLA Corp.	147,883	28,650,852	3.1%
C.H. Robinson Worldwide Inc.	276,224	28,227,331	3.0%
IDEXX Laboratories Inc.	71,268	28,016,163	3.0%
The Trade Desk Inc., Class A	53,603	27,808,164	3.0%
Illumina Inc.	88,399	27,322,363	2.9%
Xylem Inc.	312,805	26,313,157	2.8%
Old Dominion Freight Lines Inc.	145,211	26,271,574	2.8%
Verisk Analytics Inc.	133,748	24,784,842	2.6%
Pool Corp.	74,084	24,784,061	2.6%
Thomson Reuters Corp.	268,893	21,449,595	2.3%
Nuance Communications Inc.	640,876	21,270,674	2.3%
The New York Times Co., Class A	467,258	19,993,970	2.1%
Ansys Inc.	60,677	19,855,335	2.1%
MarketAxess Holdings Inc.	39,739	19,137,905	2.0%
Morningstar Inc.	118,491	19,030,839	2.0%
Grocery Outlet Holding Corp.	480,372	18,888,227	2.0%
Broadridge Financial Solutions Inc.	141,281	18,649,092	2.0%
Avalara Inc.	146,177	18,614,179	2.0%
Western Digital Corp.	506,393	18,508,664	2.0%
Jack Henry & Associates Inc.	112,148	18,234,143	1.9%
Cable One Inc.	9,427	17,773,949	1.9%
Teleflex Inc.	48,316	16,447,733	1.8%
Waste Connections Inc.	143,717	14,917,825	1.6%
BioMarin Pharmaceutical Inc.	187,069	14,232,210	1.5%
Monolithic Power Systems Inc.	50,262	14,053,758	1.5%
Lululemon Athletica Inc.	37,829	12,459,738	1.3%
Veeva Systems Inc., Class A	43,920	12,349,865	1.3%
SelectQuote Inc.	522,974	10,590,223	1.1%
Fair Isaac Corp.	24,499	10,421,385	1.1%
SBA Communications Corp.	31,313	9,972,564	1.1%
Hilton Worldwide Holdings Inc.	108,531	9,259,865	1.0%
McCormick & Co.	47,473	9,214,509	1.0%
Guidewire Software Inc.	86,914	9,062,523	1.0%
Americold Realty Trust	249,910	8,934,282	1.0%

Total investment in equities		924,437,452	98.5%

Total short-term securities		14,774,918	1.6%

Other assets and liabilities		(781,872)	(0.1%)

Total net assets		938,430,498	100.0%

Net asset value as of September 30, 2020
Investor shares		$55.00
Institutional shares		$55.02

Quarterly Report • Q3 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2020 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
Public Storage	5.15%	06/02/2022	111,127	2,959,312	0.8%
Digital Realty Trust Inc.	5.20%	10/10/2024	59,000	1,603,620	0.5%

Total investment in preferred stocks				4,562,932	1.3%

Commercial Mortgage-Backed Securities			Principal Amount ($)
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	337,597	340,093	0.1%
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	286,491	289,654	0.1%

Total investment in commercial mortgage-backed securities				629,747	0.2%

Convertible Bond
Fortive Corp.	0.88%	02/15/2022	2,000,000	2,003,794	0.5%

Total investment in convertible bond				2,003,794	0.5%

Corporate Bonds
Ball Corp.	4.88%	03/15/2026	5,000,000	5,575,000	1.6%
Comcast Corp.	4.25%	10/15/2030	4,500,000	5,526,178	1.5%
Amazon.com Inc.	4.80%	12/05/2034	4,000,000	5,514,593	1.5%
Mastercard Inc.	2.95%	06/01/2029	4,500,000	5,082,280	1.4%
FedEx Corp.	4.75%	11/15/2045	4,000,000	4,949,091	1.4%
Verizon Communications Inc.	4.02%	12/03/2029	4,000,000	4,789,834	1.3%
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	4,434,815	1.2%
Agilent Technologies Inc.	2.75%	09/15/2029	4,000,000	4,336,042	1.2%
Xylem Inc.	2.25%	01/30/2031	4,000,000	4,241,019	1.2%
Autodesk Inc.	4.38%	06/15/2025	3,630,000	4,164,554	1.2%
Merck & Co. Inc.	3.40%	03/07/2029	3,500,000	4,077,755	1.1%
Intel Corp.	4.80%	10/01/2041	3,000,000	4,042,611	1.1%
Linde plc	3.20%	01/30/2026	3,477,000	3,903,667	1.1%
Nike Inc.	2.75%	03/27/2027	3,500,000	3,892,737	1.1%
Lowe’s Companies Inc.	4.50%	04/15/2030	3,000,000	3,721,673	1.0%
Cisco Systems Inc.	5.50%	01/15/2040	2,500,000	3,709,055	1.0%
Applied Materials Inc.	1.75%	06/01/2030	3,500,000	3,606,321	1.0%
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	3,597,293	1.0%
Microsoft Corp.	4.25%	02/06/2047	2,500,000	3,448,032	1.0%
Masco Corp.	4.45%	04/01/2025	3,000,000	3,429,058	1.0%
Cummins Inc.	4.88%	10/01/2043	2,500,000	3,418,483	1.0%
Pentair Finance SA	4.50%	07/01/2029	3,000,000	3,398,074	0.9%
Charles Schwab Corp.	3.45%	02/13/2026	3,000,000	3,386,597	0.9%
Burlington Northern Santa Fe Corp.	5.05%	03/01/2041	2,500,000	3,372,046	0.9%
Adobe Inc.	3.25%	02/01/2025	2,900,000	3,210,197	0.9%
McCormick & Co.	2.50%	04/15/2030	3,000,000	3,208,713	0.9%
Costco Wholesale Corp.	1.60%	04/20/2030	3,000,000	3,050,196	0.8%
Apple Inc.	4.38%	05/13/2045	2,250,000	3,014,457	0.8%

Quarterly Report • Q3 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2020 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Southwest Airlines Co.	2.65%	11/05/2020	3,000,000	3,000,550	0.8%
O’Reilly Automotive Inc.	4.20%	04/01/2030	2,500,000	2,998,075	0.8%
Alphabet Inc.	1.10%	08/15/2030	3,000,000	2,986,737	0.8%
APTIV plc	4.25%	01/15/2026	2,500,000	2,860,962	0.8%
Waste Management Inc.	3.15%	11/15/2027	2,500,000	2,796,057	0.8%
The Clorox Co.	3.50%	12/15/2024	2,500,000	2,780,499	0.8%
Starbucks Corp.	2.45%	06/15/2026	2,500,000	2,704,675	0.7%
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,637,500	0.7%
Hologic Inc.	4.38%	10/15/2025	2,500,000	2,556,250	0.7%
Roper Technologies Inc.	2.00%	06/30/2030	2,500,000	2,548,480	0.7%
Becton Dickinson and Co.	6.70%	08/01/2028	2,000,000	2,546,927	0.7%
Lam Research Corp.	4.00%	03/15/2029	2,000,000	2,396,419	0.7%
Deere & Co.	3.10%	04/15/2030	2,000,000	2,284,451	0.6%
DH Europe Finance II	3.25%	11/15/2039	2,000,000	2,237,111	0.6%
Danaher Corp.	3.35%	09/15/2025	2,000,000	2,232,720	0.6%
Roper Technologies Inc.	2.95%	09/15/2029	2,000,000	2,201,459	0.6%
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,126,323	0.6%
Apple Inc.	2.85%	02/23/2023	2,000,000	2,110,640	0.6%
Iron Mountain Inc.	5.25%	03/15/2028	2,000,000	2,082,500	0.6%
SBA Communications Corp.	3.88%	02/15/2027	2,000,000	2,030,000	0.6%
Masco Corp.	2.00%	10/01/2030	2,000,000	2,000,753	0.6%
Deere & Co.	3.75%	04/15/2050	1,500,000	1,879,844	0.5%
Waste Management Inc.	3.50%	05/15/2024	1,500,000	1,641,151	0.5%
Microsoft Corp.	2.40%	08/08/2026	1,500,000	1,638,526	0.4%
Becton Dickinson and Co.	2.82%	05/20/2030	1,500,000	1,617,616	0.4%
Danaher Corp.	4.38%	09/15/2045	1,000,000	1,287,168	0.4%
Micron Technology Inc.	5.33%	02/06/2029	1,000,000	1,202,654	0.3%
Micron Technology Inc.	4.98%	02/06/2026	1,000,000	1,159,246	0.3%
Cisco Systems Inc.	2.50%	09/20/2026	1,000,000	1,100,809	0.3%
Adobe Inc.	2.30%	02/01/2030	1,000,000	1,075,807	0.3%
Merck & Co. Inc.	2.45%	06/24/2050	1,000,000	1,003,796	0.3%
Autodesk Inc.	2.85%	01/15/2030	750,000	820,641	0.2%
McCormick & Co.	3.40%	08/15/2027	500,000	562,131	0.2%
Southwest Airline 07-1 Trust	6.15%	08/01/2022	558,940	559,729	0.1%

Total investment in corporate bonds				179,768,577	49.6%

Supranational Bonds
International Finance Corp.	2.13%	04/07/2026	6,000,000	6,530,160	1.8%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,539,257	1.3%
International Finance Corp.	2.00%	10/24/2022	3,000,000	3,110,580	0.9%
European Investment Bank	1.63%	10/09/2029	2,000,000	2,143,709	0.6%

Total investment in supranational bonds				16,323,706	4.6%

U.S. Government Treasury Bonds
U.S. Treasury	0.63%	05/15/2030	7,000,000	6,979,219	1.9%
U.S. Treasury	1.88%	07/31/2026	4,000,000	4,350,469	1.2%
U.S. Treasury	1.38%	02/15/2023	4,000,000	4,116,719	1.1%
U.S. Treasury	2.88%	08/15/2028	3,000,000	3,542,930	1.0%

Quarterly Report • Q3 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2020 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
U.S. Treasury	2.88%	05/15/2028	3,000,000	3,531,094	1.0%
U.S. Treasury	2.75%	02/15/2028	3,000,000	3,491,133	1.0%
U.S. Treasury	2.38%	05/15/2027	3,000,000	3,382,383	0.9%
U.S. Treasury	2.25%	08/15/2027	3,000,000	3,365,508	0.9%
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,298,125	0.9%
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,293,555	0.9%
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,249,609	0.9%
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,249,141	0.9%
U.S. Treasury	1.50%	02/15/2030	3,000,000	3,238,125	0.9%
U.S. Treasury	2.00%	02/15/2025	3,000,000	3,229,805	0.9%
U.S. Treasury	2.38%	02/29/2024	3,000,000	3,224,180	0.9%
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,203,203	0.9%
U.S. Treasury	1.75%	07/31/2024	3,000,000	3,177,656	0.9%
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,097,852	0.9%
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,087,188	0.9%
U.S. Treasury	2.25%	03/31/2021	3,000,000	3,031,992	0.8%
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,811,172	0.8%
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,253,920	2,781,126	0.8%
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,732,266	0.8%
U.S. Treasury	2.88%	05/15/2049	2,000,000	2,685,078	0.8%
U.S. Treasury	3.13%	11/15/2028	2,000,000	2,410,312	0.7%
U.S. Treasury	2.63%	02/15/2029	2,000,000	2,337,031	0.6%
U.S. Treasury	2.38%	05/15/2029	2,000,000	2,302,266	0.6%
U.S. Treasury	2.00%	02/15/2050	2,000,000	2,269,062	0.6%
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,245,000	0.6%
U.S. Treasury	2.25%	02/15/2027	2,000,000	2,233,281	0.6%
U.S. Treasury	2.25%	03/31/2026	2,000,000	2,209,609	0.6%
U.S. Treasury	1.75%	11/15/2029	2,000,000	2,203,047	0.6%
U.S. Treasury	2.50%	01/31/2024	2,000,000	2,154,453	0.6%
U.S. Treasury	1.63%	11/30/2026	2,000,000	2,150,937	0.6%
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,117,812	0.6%
U.S. Treasury	1.75%	06/30/2024	2,000,000	2,116,250	0.6%
U.S. Treasury	1.50%	11/30/2024	2,000,000	2,105,938	0.6%
U.S. Treasury	1.25%	08/31/2024	2,000,000	2,081,172	0.6%
U.S. Treasury	1.88%	08/31/2022	2,000,000	2,066,641	0.6%
U.S. Treasury	0.38%	04/30/2025	2,000,000	2,011,797	0.6%
U.S. Treasury	0.50%	06/30/2027	2,000,000	2,007,734	0.6%
U.S. Treasury	2.88%	10/31/2020	2,000,000	2,004,522	0.5%
U.S. Treasury	0.13%	06/30/2022	2,000,000	2,000,000	0.5%
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,999,297	0.5%
U.S. Treasury	2.50%	02/15/2046	1,500,000	1,856,308	0.5%
U.S. Treasury	1.63%	08/15/2029	1,500,000	1,633,594	0.4%
U.S. Treasury	1.38%	01/31/2025	1,500,000	1,573,769	0.4%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,236,780	1,506,730	0.4%
U.S. Treasury	3.13%	11/15/2041	1,000,000	1,353,555	0.4%
U.S. Treasury	3.00%	05/15/2045	1,000,000	1,341,680	0.4%
U.S. Treasury	2.75%	08/15/2042	1,000,000	1,283,711	0.4%
U.S. Treasury	2.25%	08/15/2049	1,000,000	1,192,695	0.3%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,092,590	1,186,314	0.3%
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,149,600	1,166,372	0.3%
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,144,770	1,162,970	0.3%
U.S. Treasury	2.00%	05/31/2024	1,000,000	1,065,976	0.3%
U.S. Treasury	0.63%	03/31/2027	1,000,000	1,013,125	0.3%
U.S. Treasury	0.50%	03/31/2025	1,000,000	1,011,601	0.3%

Quarterly Report • Q3 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2020 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
U.S. Treasury	1.25%	05/15/2050	1,000,000	950,625	0.3%
U.S. Treasury	3.00%	02/15/2049	500,000	685,254	0.2%

Total investment in U.S. government treasury bonds				145,159,968	40.2%

Total long-term investments				348,448,724	96.4%

Total short-term securities				10,482,110	2.9%

Other assets and liabilities				2,461,782	0.7%

Total net assets				361,392,616	100.0%

Net asset value as of September 30, 2020
Investor shares				$18.10
Institutional shares				$18.10

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